Exhibit 99.1

2023 Results First Quarter 2024 Looking Forward DISCUSSION

The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially, and therefore, you should not place undue reliance on any forward-looking statements. Norwood Financial Corp does not undertake and specifically disclaims any obligation to publically release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Loan yield increased 73 basis points to 5.46% Yield on total interest-earning assets increased 78 basis points to 4.68% Total interest-bearing liabilities increased 169 basis points to 2.21% Including 147 basis point increase in cost of deposits Cost of certificates of deposit increased 228 basis points to 3.25% $26 million increase in cost of funds

NWFL yield on loans increased 73 basis points National Peer Banks yield on loans increased 99 basis points NWFL yield cost of deposits increased 147 basis points National Peer Banks cost of deposits increased 158 basis points

Total Assets Increased $154 million to $2.2 billion Total Loans Increased $130 million in 2023 $85 million Increase in Retail Loans $45 million Increase in Commercial Loans Deposits Increased $67 million $205 million increase in time deposits $140 million decrease in non-maturing deposits

Yield on interest earning assets increased 78 basis points to 4.68% Cost of total interest bearing liabilities increased 169 basis points to 2.21%

In 2021, Program Announced to Buy Back up to 5% of Outstanding Shares In 2023, Over 108,000 Shares of Stock were Repurchased.

Grew Loans By 8.8%, Exceeding State Average of 7.1% Maintained Healthy Allowance for Credit Losses Maintained Capital Levels in Excess of Regulatory Requirements Received Recognition by Bank Director Magazine in their Best U.S. Banks Rankings Increased Cash Dividend by 3.5% in Q4, 32 Consecutive Years of Increases

Earnings of $4,433,000 EPS of $0.55 ROA = 0.80% ROAE = 9.79%

Total Assets of $2.3 billion Total Loans of $1.6 billion Total Deposits of $1.8 billion Stockholder’s Equity of $181.2 million

Net Interest Income: $14.9 million Net Interest Spread: 2.07% Other Income: $2.0 million Operating Expenses: $11.7 million

4.5% Annual Loan Increase 9.8% Annual Deposit Increase Well-Controlled Operating Expenses Well-Capitalized

COVID Spending Concluded 11 Fed Rate Hikes From March 2022 – July 2023 Pandemic, High-Inflation, Economic Uncertainty Wayne Bank Remains Strong & Resilient

Over $162 million Commercial Loans Over 1,000 Retail Loans for Over $69 million

Build Lasting Relationships with Customers Help Local Businesses Grow and Thrive Reinvest in Communities we Serve Expand into New Markets Reward Shareholders

Exhibit 99.1

# Norwood Financial Corp

# ANNUAL SHAREHOLDERS' MEETING

## APRIL 23, 2024

# DISCUSSION

- 2023 Results
- First Quarter 2024
- Looking Forward

# FORWARD-LOOKING STATEMENTS

The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially, and therefore, you should not place undue reliance on any forward-looking statements. Norwood Financial Corp does not undertake and specifically disclaims any obligation to publically release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

. 2 0 2 3 .

# SUMMARY

Norwood
INVESTMENT CORP

# 2023 SUMMARY

- Loan yield increased 73 basis points to 5.46%
- Yield on total interest-earning assets increased 78 basis points to 4.68%
- Total interest-bearing liabilities increased 169 basis points to 2.21%
  - Including 147 basis point increase in cost of deposits
- Cost of certificates of deposit increased 228 basis points to 3.25%
- $26 million increase in cost of funds

# 2023 COMPARISON

- NWFL yield on loans increased 73 basis points
- National Peer Banks yield on loans increased 99 basis points

- NWFL yield cost of deposits increased 147 basis points
- National Peer Banks cost of deposits increased 158 basis points


EARNINGS GROWTH
(in millions)
$32.000
$28.000
$24.000
$20.000
$16.000
$12.000
$8.000
$4.000
0
$14.215
$15.080
$24.915
$29.233
$16.759
2019
2020
2021
2022
2023
Net Income

# EARNINGS PER SHARE


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.25
$2.09
$3.05
$3.58
$2.07
2019
2020
2021
2022
2023


PERFORMANCE RATIOS
RETURN ON ASSETS
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.80%
0.60%
1.18%
0.97%
1.24%
1.43%
0.79%
2019
2020
2021
2022
2023

# PERFORMANCE RATIOS
# RETURN ON EQUITY



17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
10.83%
9.06%
12.35%
16.11%
9.67%
2019
2020
2021
2022
2022

# DIVIDENDS PER SHARE



$1.20
$1.15
$1.10
$1.05
$1.00
$0.95
$0.90
$0.97
$1.01
$1.06
$1.13
$1.17
2019
2020
2021
2022
2023

# CASH DIVIDENDS PAYOUT RATIO


100%
75%
50%
35%
25%
0
55%
34%
43%
Norwood
FINANCIAL CORP
NWFL
National Peer Banks
PA Peer Banks



TOTAL ASSETS
(in billions)
$2.300
$2.100
$1.900
$1.700
$1.500
$1.300
$1.100
$.900
$.700
$1.231
$1.852
$2.069
$2.047
$2.201
2019
2020
2021
2022
2023

# BALANCE SHEET

- **Total Assets Increased $154 million to $2.2 billion**
- **Total Loans Increased $130 million in 2023**
  - $85 million Increase in Retail Loans
  - $45 million Increase in Commercial Loans
- **Deposits Increased $67 million**
  - $205 million increase in time deposits
  - $140 million decrease in non-maturing deposits



# CREDIT QUALITY


POOR
GOOD
%
Wayne Bank

# COVERAGE RATIO

## 249% IN 2023


STRONG BALANCE SHEET
Current Assets
Cash
2023

# NON-PERFORMING ASSETS

**NWFL**
**0.48%**

**PENNSYLVANIA PEER BANKS**
**0.47%**


LOAN
I.O.U.

# YIELD ANALYSIS

- Yield on interest earning assets increased 78 basis points to 4.68%
- Cost of total interest bearing liabilities increased 169 basis points to 2.21%

# NET INTEREST MARGIN



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.53%
3.55%
3.50%
3.53%
3.06%
2019
2020
2021
2022
2023

# NET INTEREST MARGIN COMPARISON


3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
0%
3.06%
3.39%
3.03%
NWFL
National Peer Banks
PA Peer Banks



OPERATING EXPENSES
(in millions)
$45.000
$42.000
$39.000
$36.000
$33.000
$30.000
$27.000
$24.000
$27.311
$34.440
$38.614
$41.044
$43.497
2019
2020
2021
2022
2023

# EFFECTIVE SPENDING



2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
1.96%
2.40%
2.36%
NWFL
National Peer Banks
PA Peer Banks



CAPITAL AT YEAR END
(in millions)
$220.0
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0
$132.5
$94.6
$172.1
$136.4
$191.5
$140.1
$211.1
$155.4
$217.5
$166.5
2019
2020
2021
2022
2023
Norwood
Well-Capitalized

# SHARE REPURCHASE PROGRAM

- In 2021, Program Announced to Buy Back up to 5% of Outstanding Shares
- In 2023, Over 108,000 Shares of Stock were Repurchased.

# RECAP 2023

- Grew Loans By 8.8%, Exceeding State Average of 7.1%
- Maintained Healthy Allowance for Credit Losses
- Maintained Capital Levels in Excess of Regulatory Requirements
- Received Recognition by *Bank Director Magazine* in their Best U.S. Banks Rankings
- Increased Cash Dividend by 3.5% in Q4, 32 Consecutive Years of Increases



Norwood INVESTMENT CORP

# OPTIMISM & FUTURE OPPORTUNITIES



# LOOKING FORWARD


2024
2023
2023

# FIRST QUARTER 2024

- Earnings of $4,433,000
- EPS of $0.55
- ROA = 0.80%
- ROAE = 9.79%

Q1 RESULTS

# FIRST QUARTER 2024

- Total Assets of $2.3 billion
- Total Loans of $1.6 billion
- Total Deposits of $1.8 billion
- Stockholder’s Equity of $181.2 million

# FIRST QUARTER 2024

- Net Interest Income:  $14.9 million
- Net Interest Spread:  2.07%
- Other Income:  $2.0 million
- Operating Expenses: $11.7 million

Q1 RESULTS

# FIRST QUARTER 2024

- 4.5% Annual Loan Increase
- 9.8% Annual Deposit Increase
- Well-Controlled Operating Expenses
- Well-Capitalized



# STRENGTH, SECURITY, STABILITY

- COVID Spending Concluded
- 11 Fed Rate Hikes From March 2022 – July 2023
- Pandemic, High-Inflation, Economic Uncertainty

Wayne Bank Remains Strong & Resilient



# RANKED TOP 25 BEST U.S. BANKS

BankDirector

TOP

25

BEST U.S. BANKS

# RUSSELL 2000(R) INDEX


RUSSELL 2000® INDEX
Norwood
FINANCIAL CORP
Wayne
Bank

# TOP 100 PERFORMING U.S. BANK

AMERICAN BANKER

Top

100

Wayne Bank

Member FDIC

# CORPORATE OFFICE RENOVATION











# NEW COMMUNITY OFFICE IN FORTY FORT




Wayne Bank


Welcome!



# FOCUS ON TECHNOLOGY

**HIGH-TECH, HIGH-TOUCH**

Wayne Bank

**ONLINE ACCOUNT OPENING**

TransferNow®



# FRAUD PREVENTION, EDUCATION, & AWARNESS

BANKS NEVER ASK THAT .com

BANCOS NUNCA PIDEN ESO .com


HEY :-) WE NEED UR ACCOUNT PIN...
#BanksNeverAskThat


SCAM CITY


Wayne Bank
Dec 7, 2023 ·
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Hanukkah or Chanukah?
BANKS NEVER ASK THAT

# LIGHTS, CAMERA, SAVE! TEEN VIDEO CONTEST

LIGHTS
CAMERA
SAVE!®
ABA FOUNDATION


HHS

# HELPING THE COMMUNITY GROW





- Over $162 million Commercial Loans





- Over 1,000 Retail Loans for Over $69 million





# BUSINESS DEVELOPMENT IN PENNSYLVANIA

NORTHEASTERN PENNSYLVANIA
RANKED
TOP 10
IN THE UNITED STATES
FOR ECONOMIC DEVELOPMENT!
SITE SELECTION MAGAZINE'S GOVERNORS CUP

TOP METROS 2023


The Best and Worst States to Start a Business in 2024
Forbes Advisor ranked the best states to start a business based on 18 key metrics across five categories. See our full report for the full dataset and methodology.
Overall Ranking
Best States
Worst States
Source: Forbes Advisor
Forbes ADVISOR

maidrite
SUPERIOR PORTIONED MEATS SINCE 1960

FRA

WISE

FABPAC
CORPORATION

# BUSINESS DEVELOPMENT IN NEW YORK

NEW YORK
STATE OF OPPORTUNITY™

Linked Deposit Program

AGRIBUSINESS

# OUR MISSION

- Build Lasting Relationships with Customers
- Help Local Businesses Grow and Thrive
- Reinvest in Communities we Serve
- Expand into New Markets
- Reward Shareholders


Helping The Community
GROW

# Thank you!